AMENDMENT #7 TO THE AUTHORIZED DISTRIBUTOR MARKET PRICE
AGREEMENT DATED AS OF JULY 1ST, 1993, BY AND BETWEEN:

FUTURE ELECTRONICS INC. (“Future”)

-and-

SIPEX CORPORATION (“Sipex”)

WHEREAS Sipex and Future have entered into an Authorized Distributor Market Price Agreement dated as of the 1st day of July 1993 (the “Agreement”);

WHEREAS the Agreement was first amended by an amendment dated as of the 1st day of October 2002 (the “First Amendment”), whereby the Term of the Agreement was extended and Future was designated as Sipex’s exclusive distributor for North America and Europe for the term set forth therein;

WHEREAS the Agreement was subsequently amended through Addendum “A”, executed by Future on February 7, 2003, and by Sipex on February 12, 2003 (the “Second Amendment”);

WHEREAS the Agreement was subsequently amended through Addendum “B”, executed by Future on August 26, 2003, and by Sipex on August 29, 2003 (the “Third Amendment”);

WHEREAS the Agreement was subsequently amended on September 15, 2003, through Amendment #3 to the Agreement, (the “Forth Amendment”);

WHEREAS the Agreement was subsequently amended on April 25, 2006, through Amendment #4 to the Agreement, (the “Fifth Amendment”);

WHEREAS the Agreement was subsequently amended on September 22, 2006, through Amendment #6 to the Agreement, (the “Sixth Amendment”);

WHEREAS Future and Sipex (collectively, the “Parties” and individually, each a “Party”) wish to further amend the Agreement, through this Amendment #7 (this “Amendment”) as set forth hereafter;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE PARTIES AGREE AS FOLLOWS:

1.	Please add the following guidelines applicable to the scrap allowance at Amendment #4 to the Agreement dated April 25, 2006:

SA

i.	Only SUPPLIER Product with date codes older than one (1) year will qualify for the scrap allowance.

ii.	All Products that qualify for the scrap allowance will be included in a list (List) prepared by FUTURE and submitted to SUPPLIER within thirty (30) days following each consecutive three (3) month period.

iii.	SUPPLIER will authorize all qualifying Products for scrap within thirty (30) days of receipt of the proposed scrap List from FUTURE. FUTURE will provide SUPPLIER written certification within thirty (30) days of SUPPLIER’s written authorization above, confirming that the scrap approved on the List has been destroyed, and that all Product approved for scrap has been removed from FUTURE’s inventory and deleted from FUTURE’s inventory reports that FUTURE provides to SUPPLIER on a periodic basis.

All other terms and conditions to the Distributor Agreement dated July 1st, 1993 between Sipex Corporation and Future Electronics Inc., as amended pursuant to the subsequent documents referenced herein, shall remain unchanged.

WHEREFORE THE PARTIES HAVE EXECUTED THIS AMENDMENT, AS OF THE 1st DAY OF NOVEMBER, 2006.

FUTURE ELECTRONICS INC.	SIPEX CORPORATION

/s/ Sam Abrams	/s/Clyde R. Wallin

By: Sam Abrams	By: Clyde R. Wallin

Title: Executive Vice President	Title: CFO